                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                    WM TRUST II (TARGET MATURITY 2002 FUND)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

[WM GROUP OF FUNDS LOGO]
----------------------------------------------------------------

1201 Third Avenue
Seattle, WA 98101

                                                                 January 7, 2000

Dear Shareholder:

    The enclosed proxy statement solicits your vote as a shareholder of the Target Maturity 2002 Fund for the purpose of approving its liquidation. This proxy statement is designed to give you detailed information about the proposal. We encourage you to follow the Board of Trustees' recommendation by voting "FOR" the proposal.

    A Special Meeting of Shareholders of the Fund has been scheduled for February 10, 2000. While you, of course, are welcome to join us at the meeting, most shareholders cast their votes by completing and signing the proxy card that accompanies this proxy statement. YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS SOON AS POSSIBLE. For your convenience, we have enclosed a postage-paid reply envelope.

    We appreciate your investment in the WM Group of Funds, and look forward to serving your investment needs in the years to come. If you have any questions about this proposal, please do not hesitate to contact your investment representative or call (800) 222-5852.

                                           Sincerely,

                                           /s/ William G. Papesh
                                           William G. Papesh
                                           President

                This material must be preceded or accompanied by
                    a current WM Group of Funds prospectus.

Distributed by WM Funds Distributor, Inc.

                               WM GROUP OF FUNDS
                                  WM TRUST II
                           TARGET MATURITY 2002 FUND
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 10, 2000

To the Shareholders of the
Target Maturity 2002 Fund:

    Notice is hereby given that a Special Meeting of Shareholders of the Target Maturity 2002 Fund (the "Fund"), a series of WM Trust II, will be held on February 10, 2000 at 10:00 a.m., Pacific time, at the main office of the Fund at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101, for the following purposes:

        1. To approve the liquidation of the Fund.

        2. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

    Shareholders of record at the close of business on December 15, 1999 are entitled to notice of, and to vote at, the Meeting.

                                           By Order of the Board of Trustees,

                                           John T. West
                                           Secretary

January 7, 2000

                             YOUR VOTE IS IMPORTANT

PLEASE RESPOND -- YOUR VOTE IS IMPORTANT, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                               WM GROUP OF FUNDS
                                  WM TRUST II
                           TARGET MATURITY 2002 FUND
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Trustees") of WM Trust II (the "Trust") for use at the Special Meeting of Shareholders of the Target Maturity 2002 Fund (the "Fund"), a series of the Trust, to be held at the principal offices of the Trust at 10:00 a.m., Pacific time, on February 10, 2000 at 1201 Third Avenue, 22nd Floor, Seattle, Washington, and at any adjournment or adjournments thereof (the "Meeting"). This Proxy Statement and its enclosures are being mailed to shareholders beginning on or about January 7, 2000.

    A COPY OF THE ANNUAL REPORT OF THE TRUST FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999 MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO WM FUNDS DISTRIBUTOR, INC., 1300 21ST STREET, 2ND FLOOR, SACRAMENTO, CA 95814 OR BY CALLING (800) 222-5852.

GENERAL

    All shareholders of record of the Fund as of the close of business on December 15, 1999, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Fund held as of that date, and each fractional share shall be entitled to a proportional fractional vote. The aggregate number of shares of beneficial interest of the Fund issued and outstanding as of the Record Date was 375,348.

    Timely, properly executed proxies will be voted as you instruct. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSED LIQUIDATION. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting the return of any previously delivered proxy and voting in person.

    The holders of a majority of the shares of the Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of Proposal 1 for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of a negative vote on Proposal 1. Solicitation of proxies by personal interview, mail, telephone and facsimile may be made by officers and Trustees of the Trust and employees of WM Advisors, Inc. (the

"Advisor") and its affiliates. The costs of soliciting proxies and the costs of holding the Meeting will be borne by the Advisor.

                      PROPOSAL FOR LIQUIDATION OF THE FUND

BACKGROUND

    The Fund began operations on March 20, 1995, as a series of the Trust. During the period from commencement of operations through November 30, 1999, the Fund's assets reached a level of $1.9 million. The Fund has invested primarily in zero-coupon U.S. Treasury securities during this period. The Board of Trustees has considered the total asset level of the Fund, the performance of the Fund both before and after deducting certain expenses arising from the operation of the Fund and the impact on the Fund's investment results of the relatively small size of the Fund.

    Notwithstanding the marketing of the Fund's shares, growth in the Fund's assets has been slow. Marketing efforts, including the assumption of Fund expenses by the "Advisor" were not adequate to significantly increase the size of the Fund. Sales of the Fund shares have not been sufficient, in the judgment of the Board, to allow the Fund to spread expenses over a sufficient asset base to ensure its economic viability. For the entirety of the Fund's life, the Advisor has waived its fees and assumed a significant portion of the expenses of the Fund. In the absence of such waiver and assumption, the Fund's investment returns would have been reduced.

    The officers of the Fund sought to determine whether a merger or transfer of assets would be possible, and if it would produce desirable results for shareholders. After reviewing the relatively small size of the Fund and the time and effort required to effect a transaction, management of the Fund believed that the expense of a merger or transfer of the assets to another mutual fund would be greater than the benefits shareholders of the Fund could expect to realize from such a transaction. At its December 7, 1999, meeting, the Board reviewed the expenses which had been assumed by the Advisor during the life of the Fund and the effect of the operating expenses on the historic and anticipated returns of shareholders. The Board considered that the Advisor had not been able to collect or retain any advisory fee during the life of the Fund, that there would be no prospect that this would change in the near future, and that in the absence of compensation over long periods, the Advisor would eventually be unwilling and/or unable to maintain the expense reimbursements currently in effect. For the fiscal year ended October 31, 1999, the Fund's total expenses were 2.71% without fee waivers or expense reimbursements and 0.93% after fee waivers and expense reimbursements.

    The Board concluded that an increase in fund expenses attributable to an eventual discontinuance of the fee waiver and assumption of the expenses in the future would significantly reduce the Fund's returns. Moreover, the presence of larger funds with similar objectives better able to operate on an efficient basis made it unlikely that the Fund could achieve a significant increase in asset size and achieve economies of scale. The Board therefore concluded that it would be in the interest of the shareholders of the Fund to liquidate the Fund promptly, in accordance with a Plan of Liquidation and Dissolution. (See "General Tax Consequences" below.)

PLAN OF LIQUIDATION AND DISSOLUTION

    The Board of Trustees has approved the Plan of Liquidation and Dissolution (the "Plan") summarized in this section and set forth as Exhibit A to this proxy statement.

    1. EFFECTIVE DATE OF THE PLAN AND CESSATION OF THE FUND'S BUSINESS AS AN INVESTMENT COMPANY. The Plan will become effective on the date of its adoption and approval by a majority of the outstanding shares of the Fund. Following this approval, the Fund (i) will cease to invest its assets in accordance with its investment objective and will sell the portfolio securities it owns in order to convert its assets to cash; (ii) will not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets and distributing its assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of the Fund; and (iii) will terminate in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust.

    2. CLOSING OF BOOKS AND RESTRICTION OF TRANSFER AND REDEMPTION OF
SHARES. The proportionate interests of shareholders in the assets shall be fixed on the basis of their respective holdings on the Effective Date of the Plan. On such date the books of the Fund will be closed and the shareholders' respective interests will not be transferable. (Plan, Section 4)

    3. LIQUIDATING DISTRIBUTION. As soon as possible after approval of the Plan, and in any event within fourteen days thereafter, the Trust on behalf of the Fund will mail to each shareholder of record on the effective date of the Plan a liquidating cash distribution equal to the shareholder's proportionate interest in the net assets of the Fund and information concerning the sources of the liquidating distribution. (Plan, Section 7)

    4. EXPENSES. The Advisor will bear all expenses incurred by the Fund in carrying out the Plan, such as the mailing and tabulation of proxies, and legal fees associated with executing the Plan. It is expected that other liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution will be paid by the Fund, or set aside for payment, prior to the mailing of the liquidating distribution. The total liabilities of the Fund prior to the liquidating distribution are estimated to be $4,000. This amount includes the amounts accrued for regular expenses of the Fund such as for custodial and transfer agency services, legal, audit and Trustees fees and printing costs. Any expenses and liabilities attributed to the Fund subsequent to the mailing of the liquidating distribution will be borne by the Advisor. (Plan, Section 6 and 8)

    5. CONTINUED OPERATION OF THE FUND. After the date of mailing of the liquidating distribution, the dissolution of the Fund will be effected. The Plan provides that the Trustees shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Fund and to effect the dissolution, complete liquidation and termination of the existence of the Fund and the purposes to be accomplished by the Plan.

GENERAL TAX CONSEQUENCES

    Each shareholder who receives a liquidating distribution will recognize gain or loss for federal income tax purposes equal to the excess of the amount of the distribution over the shareholder's tax basis in the Fund shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss will be capital gain or loss and will be long-term or short-term capital gain depending on the shareholder's holding period for the shares.

    The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders who hold their shares through an individual retirement or other tax-deferred account should be aware that the liquidation of the Fund converts their shares to cash. If, under the terms of the agreement governing the individual retirement or other tax-deferred account, the liquidation were to result in a distribution from such account, a shareholder should act promptly (i.e., within 60 days of receiving the distribution) to roll the distribution into another individual retirement or other tax-deferred account. SHAREHOLDERS MAY WISH TO CONSULT THEIR PERSONAL TAX ADVISORS AND THE CUSTODIANS OF THEIR INDIVIDUAL RETIREMENT OR OTHER TAX-DEFERRED ACCOUNTS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATING DISTRIBUTION AS DISCUSSED HEREIN, INCLUDING ANY STATE AND LOCAL TAX CONSEQUENCES.

    The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets. If the shareholders do not approve the Plan, the Fund will continue to exist as a registered investment company in accordance with its stated objective and policies. The Board would meet to consider what, if any, steps to take in the interest of shareholders.

    Shareholders are free to redeem their shares prior to the liquidation.

    THE TRUSTEES OF THE FUND RECOMMEND APPROVAL OF THE PLAN.

                   OWNERSHIP OF SHARES AND VOTING INFORMATION

    As of December 15, 1999, the "Record Date," to the knowledge of the Trust, the Trustees and officers of the Trust, as a group, owned less than one percent of shares of the Fund and of the Trust as a whole. As of the Record Date, the following person owned of record or beneficially 5% or more of shares of the
Fund:

                                                       PERCENTAGE
                                                           OF
                                          SHARES       OUTSTANDING
                                       BENEFICIALLY      SHARES
                                          OWNED           OWNED
                                       ------------    -----------
WM Advisors, Inc.                        194,363          51.8%
1201 Third Avenue, 22nd Floor
Seattle, WA 98101

    WM Advisors, Inc. has informed the Fund that it intends to vote its shares in favor of Proposal 1.

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

    The following persons are both officers or Trustees of the Trust and officers or directors of the Advisor: William G. Papesh, Director and President of the Advisor, is the President and a Trustee of the Trust, Monte D. Calvin, Director of the Advisor, is the

First Vice President and Chief Financial Officer of the Trust, and Sandra A. Cavanaugh, Director of the Advisor, is First Vice President of the Trust.

TRANSFER AGENT AND PRINCIPAL UNDERWRITER

    The Fund's Transfer Agent is WM Shareholder Services, Inc. The Fund's Principal Underwriter is WM Funds Distributor, Inc. The principal business address of each is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101.

OTHER MATTERS

    In the event that a quorum is not present for purposes of acting on Proposal 1, or if sufficient votes in favor of Proposal 1 are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not then been adopted. They will vote against any such adjournment those proxies required to be voted against each Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such Proposals.

    Although the Meeting is called to transact any business that may properly come before it, the only business that management intends to present or knows that others will present is Proposal 1, mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

    The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

                                                                       EXHIBIT A

January 7, 2000

WM TRUST II
TARGET MATURITY 2002 FUND
PLAN OF LIQUIDATION AND DISSOLUTION

    This Plan of Liquidation and Dissolution ("Plan") concerns the Target Maturity 2002 Fund (the "Fund"), a series of WM Trust II (the "Trust"), which is a Massachusetts business trust organized and existing under the laws of the State of Massachusetts. The Fund began operations on March 20, 1995. The Trust is registered as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("Act"). The Plan is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with all provisions of Massachusetts law and the Trust's Agreement and Declaration of Trust. WHEREAS, the Trust's Board of Trustees, on behalf of the Fund, has determined that it is in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund; and WHEREAS, at a meeting of the Board of Trustees on December 7, 1999, it considered and adopted this Plan as the method of liquidating and dissolving the Fund and directed that this Plan be submitted to shareholders of the Fund for approval; NOW THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

        1. EFFECTIVE DATE OF PLAN. The Plan shall be and become effective only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund. The day of such adoption and approval by shareholders is hereinafter called the "Effective Date."

        2. DISSOLUTION. As promptly as practicable, consistent with the provisions of the Plan, the Fund shall be dissolved in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust ("Dissolution").

        3. CESSATION OF BUSINESS. After the Effective Date of the Plan, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to shareholders in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund.

        4. RESTRICTION OF TRANSFER AND REDEMPTION OF SHARES. The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective stockholdings at the close of business on the Effective Date of the Plan. On the Effective Date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders' respective interests in the Fund's assets shall not be transferable by the negotiation of share certificates.

        5. LIQUIDATION OF ASSETS. As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Fund shall be converted to cash or cash equivalents.

        6. PAYMENT OF DEBTS. As soon as practicable after the Effective Date, the Fund shall determine and pay, or set aside in cash equivalent, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of liquidating distribution provided for in Section 7, below.

        7. LIQUIDATING DISTRIBUTION. As soon as possible after the Effective Date of the Plan, and in any event within 14 days thereafter, the Fund shall mail the following to each shareholder of record on the Effective Date: (1) to each shareholder not holding stock certificates of the Fund, a liquidating distribution equal to the shareholder's proportionate interest in the net assets of the Fund; (2) to each shareholder holding stock certificates of the Fund, a confirmation showing such shareholder's proportionate interest in the net assets of the Fund with an advice that such shareholder will be paid in cash upon return of the stock certificate; and (3) information concerning the sources of the liquidating distribution.

        8. MANAGEMENT AND EXPENSES OF THE FUND SUBSEQUENT TO THE LIQUIDATING DISTRIBUTION. WM Advisors, Inc., the Fund's investment adviser, shall bear all expenses incurred by it in carrying out this Plan of Liquidation and Dissolution including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of shareholders. Any expenses and liabilities attributed to the Fund subsequent to the mailing of the liquidating distribution will be borne by WM Advisors, Inc.

        9. POWER OF BOARD OF TRUSTEES. The Board, and subject to the Trustees, the officers, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan. The death, resignation or disability of any director or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

        9. AMENDMENT OF PLAN. The Board shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the marshalling of Fund assets and the dissolution, complete liquidation and termination of the existence of the Fund, and the distribution of its net assets to shareholders in accordance with the laws of the Commonwealth of Massachusetts and the purposes to be accomplished by the Plan.

                                           WM TRUST II
                                           On behalf of Target Maturity 2002
                                           Fund
                                           For the Board of Trustees

                                           By:
                                              ----------------------------------
                                              William G. Papesh
                                              President

Accepted:

WM Advisors, Inc.

By:
   -----------------------------------
   William G. Papesh
   President

                                  WM TRUST II

                            TARGET MATURITY 2002 FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 10, 2000


        The undersigned hereby appoints William G. Papesh, Monte D. Calvin, Sandra A. Cavanaugh, and John T. West and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the TARGET MATURITY 2002 FUND, a series of WM Trust II, on February 10, 2000 at 10:00 a.m. Pacific time, and any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.



PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.



                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.


                              --------------------------------------------
                              Signature

                              --------------------------------------------
                              Signature (if held jointly)

                              --------------------------------------------

                              Date

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.



In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposal 1.



              Please vote by filling in the appropriate box below.





                      For          Against        Abstain


                      [ ]            [ ]            [ ]

1. To approve the proposed liquidation of the Target Maturity 2002 Fund.



--------------------------------------------------------------------------------


                         PLEASE SIGN ON THE REVERSE SIDE

                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


             IF YOU HAVE ANY QUESTIONS, YOU MAY CALL (800) 222-5852.

                                                                January 13, 2000

Dear Target Maturity 2002 Fund Shareholder:

Please take a few moments to read this important information concerning your WM TARGET MATURITY 2002 FUND shares. The purpose of this letter is to notify you of the proposed liquidation of the WM Target Maturity 2002 Fund, and to provide you with an opportunity to reinvest your distribution free of initial sales charges.

LIQUIDATION OF THE WM TARGET MATURITY 2002 FUND

Since its inception in 1995, the Fund has largely achieved its objective of providing a high level of return consistent with preservation of capital. The Fund, however, has not grown as expected, and is too small to sustain itself. As a result, the Fund will liquidate and distribute its assets on or about February 10, 2000.

You may choose to reinvest your liquidation proceeds in one or more funds of the WM Group of Funds--without any sales charge--or receive a cash distribution. For more complete information including a prospectus, simply call us at (800) 222-5852. Please ready it carefully before investing or sending money. IF WE DO NOT RECEIVE INSTRUCTIONS FROM YOU PRIOR TO FEBRUARY 10, 2000, THE PROCEEDS WILL BE REINVESTED IN THE WM MONEY MARKET FUND.(1) This, of course, is a tax-free exchange and you do not need to take any action, since your account number will remain the same.

IRA DISTRIBUTION

If you would like to have the proceeds sent directly to you, rather than your IRA account, please contact your Financial Consultant or call us at (800) 222-5852 for an IRA Distribution Request form. Since IRA distributions are generally taxable events, we encourage you to contact your tax advisor prior to making this decision.

REINVEST YOUR DISTRIBUTION FREE OF SALES CHARGE

To invest your distribution in Class A shares of one or more WM Funds, please call your Financial Consultant or call us at (800) 222-5852 prior to February 10, 2000. Please note that these other funds do not primarily invest in the same type of obligations as the WM Target Maturity 2002 Fund, therefore, their return and risk potential will be different. Your Financial Consultant can assist you in selecting a WM Fund appropriate for your investment goals.

We apologize for any inconvenience this may cause you. Please be assured that we remain committed to providing you with the highest-quality investment products and services to help you pursue your investment goals.

Sincerely,



William G. Papesh
President

----------

(1) The Custodian's agent for your IRA has directed that the proceeds be placed in the WM Money Market Fund pending your delivery of investment or distribution instructions.

                                                                January 13, 2000

Dear Target Maturity 2002 Fund Shareholder:

Please take a few moments to read this important information concerning your WM TARGET MATURITY 2002 FUND shares. The purpose of this letter is to notify you of the proposed liquidation of the WM Target Maturity 2002 Fund, and to provide you with an opportunity to reinvest your distribution free of initial sales charges.

LIQUIDATION OF THE WM TARGET MATURITY 2002 FUND

Since its inception in 1995, the Fund has largely achieved its objective of providing a high level of return consistent with preservation of capital. The Fund, however, has not grown as expected, and is too small to sustain itself. As a result, the Fund will liquidate and distribute its assets on or about February 10, 2000.

You may choose to reinvest your liquidation proceeds in one or more funds of the WM Group of Funds--without any sales charge--or receive a cash distribution. For more complete informatioN including a prospectus, simply call us at (800) 222-5852. Please ready it carefully before investing or sending money. A CHECK REPRESENTING YOUR DISTRIBUTION WILL AUTOMATICALLY BE SENT TO YOUR ADDRESS OF RECORD, UNLESS WE RECEIVE REINVESTMENT INSTRUCTIONS FROM YOU PRIOR TO FEBRUARY 10, 2000.

REINVEST YOUR DISTRIBUTION FREE OF SALES CHARGE

To invest your distribution in Class A shares of one or more WM Funds, please call your Financial Consultant or call us at (800) 222-5852 prior to February 10, 2000. Please note that these other funds do not primarily invest in the same type of obligations as the WM Target Maturity 2002 Fund, therefore, their return and risk potential will be different. Your Financial Consultant can assist you in selecting a WM Fund appropriate for your investment goals.

We apologize for any inconvenience this may cause you. Please be assured that we remain committed to providing you with the highest-quality investment products and services to help you pursue your investment goals.

Sincerely,



William G. Papesh
President